Direxion Shares ETF Trust

Direxion Daily FTSE China Bull 3X Shares (YINN)
(formerly Direxion Daily China Bull 3X Shares)
Direxion Daily FTSE China Bear 3X Shares (YANG)
(formerly Direxion Daily China Bear 3X Shares)

Supplement dated December 12, 2013 to the
Prospectus and Statement of Additional Information (“SAI”)
dated February 28, 2013, as last supplemented November 27, 2013

Effective December 12, 2013, the Direxion Shares ETF Trust (the “Trust”) prospectus and SAI, each dated February 28, 2013, as last supplemented November 27, 2013 (the “Fund Documents”), no longer relate to the Direxion Daily FTSE China Bull 3X Shares (formerly Direxion Daily China Bull 3X Shares) or the Direxion Daily FTSE China Bear 3X Shares (formerly Direxion Daily China Bear 3X Shares) (collectively, the “Funds”). As such, information included in the Fund Documents pertaining to the Funds is hereby removed. Investors wishing to obtain current information relating to the Funds should refer to the Funds’ prospectus and SAI dated December 12, 2013. A copy of each is available on the Trust’s website at:  http://www.direxionfunds.com/regulatory-documents.

For more information, please contact the Funds at (866) 476-7523.

Please retain a copy of this Supplement with your Prospectus and SAI.